UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 27, 2020
SONOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38603	03-0479476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
614 Chapala Street
Santa Barbara, California 93101
(Address of principal executive offices, including zip code)
(805) 965-3001
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SONO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Form 8-K/A”) amends the Current Reports on Form 8-K of Sonos, Inc. (the “Company”) filed with the Securities and Exchange Commission (the "SEC") on March 3, 2020, which reported the appointment of Deirdre Findlay to serve as a Class III director and Joanna Coles to serve as a Class I director of the Company, and the Current Report on Form 8-K of the Company filed with the SEC on August 17, 2020, which reported the appointment of Panos Panay to serve as a Class I director of the Company (together, the “Original Form 8-Ks”). Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is being filed solely to provide information called for in Item 5.02(d)(3) of Form 8-K that had not been determined at the time of filing of the Original Form 8-Ks.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2020, the Board of Directors (the "Board") of the Company appointed Deirdre Findlay to its Compensation, People and Diversity & Inclusion Committee and its Nominating and Corporate Governance Committee, Joanna Coles to its Compensation, People and Diversity & Inclusion Committee and Panos Panay to its Audit Committee, each such appointment effective immediately. The Board affirmatively determined that Ms. Findlay, Ms. Coles and Mr. Panay meet all applicable requirements to serve on each such committee, including without limitation Nasdaq Listing Standards and the rules and regulations under the Securities Exchange Act of 1934, as amended.

In addition to compensation for their respective service as a director as disclosed in the Original Form 8-Ks, each of Ms. Findlay, Ms. Coles and Mr. Panay will be compensated for his or her service on each such committee in accordance with the Company's non-management director compensation program which provides for an annual fee of $10,000 for serving on each of the Compensation, People and Diversity & Inclusion Committee, the Nominating and Corporate Governance Committee and the Audit Committee, each such fee to be pro-rated based on the date of appointment to such committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOS, INC.

Date: December 9, 2020	By:	/s/ Edward Lazarus
Edward Lazarus Chief Legal Officer